Exhibit 99.1




[GRAPHIC OMITTED]                                                   BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                                     ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                              245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                                          New York, N.Y. 10167
LONDON o PARIS o TOKYO                                 (212) 272-2000;  (212) 272-7294   fax
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                      IRWIN HOME EQUITY LOAN TRUST 1999-2
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                            COMPUTATIONAL MATERIALS
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FAX TO:                                                   DATE:       5/4/99
COMPANY:                                 # PAGES (incl. cover):       29
FAX NO:                                               PHONE NO:
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FROM:                                                 PHONE NO:
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

    STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND
                               OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.







------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.






IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Preliminary Term Sheet (PAGE 1 OF 6)
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                          $[180,000,000] (APPROXIMATE)

ISSUER:              Irwin Home Equity Loan Trust 1999-2 (the "Trust")

DEPOSITOR:           Bear Stearns Asset Backed Securities, Inc.

SELLER:              Irwin Funding Corp.

ORIGINATOR:          Irwin Home Equity Corporation

CREDIT ENHANCER:     AMBAC ASSURANCE CORPORATION ("THE "CREDIT ENHANCER")

UNDERWRITER:         Bear, Stearns & Co. Inc.

MASTER  SERVICER:    Irwin Union Bank and Trust Company (the "Master Servicer"
                     or "IUB").

INDENTURE TRUSTEE:   Norwest Bank Minnesota, National Association

OWNER TRUSTEE:       Wilmington Trust Company

THE NOTES:           Irwin Home Equity Loan Trust 1999-2 will issue [8] classes of Home Equity Loan-Backed Notes, Series 1999-2 (the Class
                     A-1, Class A-2, Class A-3, Class A-4, Class A-5 Notes,
                     Class A-6, Class A-7 and Class A-8 (the "Notes")).


 CHARACTERISTICS OF THE NOTES (A), (B), (C)
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-------------------- -------------- --------------------- ------------- ------------ ----------- ----------- ------------------
                          ORIGINAL                                       AVG LIFE    PRINCIPAL   PRINCIPAL
OFFERED                  PRINCIPAL         AGENCY                         TO CALL     LOCKOUT      WINDOW         RATINGS
SECURITIES                 BALANCE      ELIGIBILITY          COUPON       (YEARS)     (MONTHS)    (MONTHS)     (MOODY'S/S&P)
-------------------- -------------- --------------------- ------------- ------------ ----------- ----------- ------------------

Class A-1 Notes        $53,500,000          CONFORMING    Floater(d)           1.10        None          26       Aaa/AAA
Class A-2 Notes        $31,900,000          CONFORMING         Fixed           3.00          25          23       Aaa/AAA
Class A-3 Notes        $21,600,000          CONFORMING         Fixed           5.00          47          27       Aaa/AAA
Class A-4 Notes        $12,100,000          CONFORMING         Fixed           7.00          73          23       Aaa/AAA
Class A-5 Notes        $19,500,000          CONFORMING         Fixed           9.08          95          17       Aaa/AAA
Class A-6 Notes        $17,400,000      NON-CONFORMING    Floater(d)           1.10        None          26       Aaa/AAA
Class A-7 Notes        $10,300,000      NON-CONFORMING         Fixed           3.00          25          25       Aaa/AAA
Class A-8 Notes        $11,900,000      NON-CONFORMING         Fixed           6.76          49          63       Aaa/AAA
-------------------- --------------  -------------------- ------------- ------------ ----------- ----------- ------------------

NOTE:     (a)  100% Prepayment Assumption: Conforming loans: 1.2% CPR in month
               1 building to 18.0% CPR in month 15. Non-Conforming loans: 4.0%
               CPR in month 1 building to 22.0% CPR in month 12.
          (b)  Transaction priced to 10% clean-up call;
          (c)  100% principal and interest guaranty by the Credit Enhancer
          (d)  The lesser of (I) One-Month LIBOR plus 0._% per annum and (II)
               [12.00]% per annum.







------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Preliminary Term Sheet (PAGE 2 OF 6)
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OFFERING:               The Notes will be issued publicly from a shelf
                        registration established by the Depositor.

FORM OF REGISTRATION:   Book-Entry form, same day funds through DTC.

PREPAYMENT PRICING
SPEED ASSUMPTION:       Conforming loans: 1.2% CPR in month 1 building to 18.0%
                        CPR in month 15. Non-Conforming loans: 4.0% CPR in month 1 building to 22.0% CPR in month 12.

CUT-OFF DATE:           The close of business on April 30, 1999.

CLOSING DATE:           On or about May 25, 1999.

PAYMENT DATE:           The 15th day of each month (or the next succeeding
                        business day), commencing June 15, 1999.

PAYMENT DELAY:          With the exception of the Class A-1 and Class A-6
                        Notes, the Notes will have a payment delay of 14 days.
                        With respect to the Class A-1 Notes and Class A-6
                        Notes, 0 days.

NOTE RATE:              With the exception of the Class A-1 and Class A-6
                        Notes, interest will accrue on the Notes at a fixed rate during the month prior to the month of the related
                        Payment Date (or from the Cut-off Date to the end of such month in the case of the first Payment Date) a based assumed year of 360 days, consisting of 12 30-day months..

                        With respect to any Payment Date, the Class A-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Note Rate on the aggregate principal balance of the Class A-1 Notes based as the actual number of days elapsed during the Class A-1 Accrued Period..

                        The coupon on the Class A-1 Notes will be equal to the lesser of (a) 1-month LIBOR + [_.__]% per annum and (b) [12.00]% per annum, payable monthly.

                        With respect to any Payment Date, the Class A-6 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-6 Accrual Period") at the Class A-6 Note Rate on the aggregate principal balance of the Class A-6






------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Preliminary Term Sheet (PAGE 3 OF 6)
--------------------------------------------------------------------------------

                        Notes based as the actual number of days elapsed during the Class A-6 Accrued Period..

                        The coupon on the Class A-6 Notes will be equal to the lesser of (a) 1-month LIBOR + [_.__]% per annum and (b) [12.00]% per annum, payable monthly.


PRIORITY OF PAYMENTS:   On each Payment Date, principal and interest
                        collections will be allocated on a group by group basis
                        (conforming and non-conforming) from the payment account, together with any insured payment by the Credit Enhancer, in the following order of priority:

                        (1) To pay any prepayment penalties collected on the Mortgage Loans to the holder of the Certificates;
                        (2) To pay accrued and unpaid interest due on the Notes;
                        (3) To pay principal on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 Notes in that order, in an amount equal to the principal collection distribution amount for such Payment Date (which distribution amount will include any liquidation loss amounts on such Payment Date plus any liquidation loss amounts remaining undistributed from any prior Payment Date);
                        (4) To pay principal on the Class A-6, Class A-7 and Class A-8 Notes in that order, in an amount equal to the principal collection distribution amount for such Payment Date (which distribution amount will include any liquidation loss amounts on such Payment Date plus any liquidation loss amounts remaining undistributed from any prior Payment
                             Date);
                        (5) To pay the Credit Enhancer the accrued and unpaid premium for the Policy;
                        (6) To reimburse the Credit Enhancer for any prior draws on the Policy;
                        (7) To the extent of remaining available funds, to pay as additional principal on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes, in that order, an amount necessary to increase the amount of overcollateralization to the required overcollateralization amount;






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                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Preliminary Term Sheet (PAGE 4 OF 6)
--------------------------------------------------------------------------------

                        (8) To the extent of remaining available funds, to pay as additional principal on Class A-6, Class A-7 and Class A-8 Notes, in that order, an amount necessary to increase the amount of overcollateralization to the required overcollateralization amount;
                        (9) To pay the Credit Enhancer any other amounts owed pursuant to the Insurance Agreement;
                        (10) To pay any accrued and unpaid interest on the
                             Notes from any prior Payment Date, together with interest thereon at the applicable Note Rate;
                        (11) To pay the Indenture Trustee any amount owing it
                             under the Indenture and to pay its trustee fee; and (12) To pay any remaining amounts to the holder of the Certificates representing the beneficial ownership interests in the Trust.

THE ASSETS OF THE
 TRUST: The assets of the Trust will primarily consist of a pool of (i) home equity loans with combined loan-to-value ratios in excess of 100% (the "Home Loans") and conventional, fixed-rate, closed-end home equity loans secured by first or second priority liens (the "Home Equity Loans") sold to the Issuer and pledged to the Indenture Trustee as of the Closing Date (the "Initial Mortgage Loans"), and (ii) funds on deposit in the Pre-Funding Account to be used to acquire Home Loans and Home Equity Loans subsequent to the Closing Date (the "Subsequent Mortgage Loans", and together with the Initial Mortgage Loans, the "Mortgage Loans"). The Mortgage Loans will be secured by mortgages, deeds of trust or other similar security instruments.

MASTER SERVICING FEE:   The servicing fee to be paid to the Master Servicer as
                        compensation for servicing the Mortgage Loans will be
                        (i) 0.50% per annum for Home Equity Loans secured by first priority liens, and (ii) 0.75% per annum for all other Mortgage Loans. The servicing fee will be computed and payable monthly.

PRE-FUNDING ACCOUNT:    On the Closing Date, approximately [$40,000,000] will
                        be deposited into an account (the "Pre-Funding
                        Account"), which amount will be funded from the proceeds of the sale of the Notes. The Seller will be obligated to sell Subsequent Mortgage Loans existing as of the Cut-off Date to the Trust and the Trust will be obligated, subject to the consent of the Credit
                        Enhancer, to purchase the Subsequent Mortgage Loans during the period from the Closing Date until the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000, (ii)
                        [ ], 1999 (the "Pre-Funding Period") (iii) the occurrence of a servicer default under the Sale and Servicing





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                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Preliminary Term Sheet (PAGE 5 OF 6)
--------------------------------------------------------------------------------

                        Agreement. The Subsequent Mortgage Loans, as well as the Initial Mortgage Loans, will conform to certain specified characteristics. Amounts on deposit in the Pre-Funding Account will be invested in Permitted Investments. "Permitted Investments" are specified in the Indenture and are generally limited to investments that meet the criteria of the Credit Enhancer. Any amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be used to prepay the Notes.

CAPITALIZED INTEREST
 ACCOUNT: On the Closing Date, the Seller, if required by the Credit Enhancer, will make a cash deposit from the proceeds of the sale of the Notes into an account held by the Indenture Trustee (the "Capitalized Interest Account"), unless a letter of credit evidencing the availability of such amount is delivered to the Owner Trustee on the Closing Date. Any letter of credit must be in form and substance, and from a provider, acceptable to the Credit Enhancer. Amounts on deposit in the Capitalized Interest Account will be withdrawn, or drawings under such letter of credit will be made, on each Payment Date during the Pre-Funding Period to fund portions of the interest payments on the Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement.

CREDIT ENHANCEMENT:     Credit enhancement with respect to the Notes will be
                        provided by (1) excess spread, (2)
                        overcollateralization and (3) the Ambac Insurance
                        Policy.

                        EXCESS SPREAD. The weighted average Mortgage Loan Rate is generally expected to be higher than the sum of (a) the servicing fees, (b) the weighted average Note Rate and (c) the premium payable to the Credit Enhancer. On each Payment Date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization on such Payment Date.

                        OVERCOLLATERALIZATION: Excess spread will be applied, to the extent available, to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Mortgage Loans, resulting in overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to [7]% of the original Pool Principal Balance. On or after the Stepdown Date, the "Required Overcollateralization Amount" will be permitted to





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                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Preliminary Term Sheet (PAGE 6 OF 6)
--------------------------------------------------------------------------------
                        decrease to [14]% of the current Pool Principal Balance of the Home Loans, subject to a floor of [0.5]% of the original Pool Principal Balance.

                        AMBAC INSURANCE POLICY: The Credit Enhancer will unconditionally and irrevocably guarantee: (a) timely payment of interest, (b) the amount of any losses not covered by excess spread or overcollateralization, and
                        (c) the payment of any outstanding principal on the Notes on their respective final scheduled maturity date. The Ambac Insurance Policy is not cancelable for any reason.

STEPDOWN DATE:          The Stepdown Date is the Payment Date occurring on the
                        later of:

                        (1) the first Payment Date after [June 2002] (i.e. on the [36] Payment Date); and
                        (2) the first Payment Date on which the current Pool Principal Balance has been reduced to an amount equal [50]% of the original Pool Principal Balance.

OPTIONAL REDEMPTION:    The Master Servicer may, at its option, effect an early
                        redemption or termination of the Notes on or after any Payment Date when the current Pool Principal Balance declines to 10% or less of the original Pool Principal
                        Balance of the Mortgage Loans (the "Step-Up Date").

TAX STATUS:             For federal income tax purposes, the Notes will be
                        characterized as indebtedness of the Issuer.

ERISA ELIGIBILITY:      The Depositor expects that the Notes may be purchased
                        by employee benefit plans subject to the requirements of ERISA.

SMMEA TREATMENT:        The Notes will not constitute "mortgage related
                        securities" for purposes of SMMEA because, among other reasons, a majority of the mortgages securing the Mortgage Loans are not first mortgages.







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                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 1 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
COLLATERAL SUMMARY
HLTV LOANS


TOTAL NUMBER OF LOANS:                                                      2387

TOTAL OUTSTANDING LOAN BALANCE:                                   $89,776,583.41

AVERAGE LOAN PRINCIPAL BALANCE:                                       $37,610.63

WA COUPON:                                                               13.074%
                                                              (7.25% to 17.400%)

WA REMAINING TERM TO MATURITY (MONTHS):                                      181
                                                                    (109 to 300)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                184
                                                                    (120 to 300)

WA CLTV:                                                                 116.99%

WA DEBT-TO-INCOME:                                                        40.34%

LIEN POSITION:                                           First Lien:          0%
                                                        Second Lien:        100%


PROPERTY TYPE:                                          Condominium:       6.40%
                                                       Multi-Family:       0.04%
                                           Planned Unit Development:       8.17%
                                             Single-Family Dwelling:      85.32%

OCCUPANCY STATUS:                                    Owner Occupied:      99.96%
                                                        Second Home:       0.04%

GEOGRAPHIC DISTRIBUTION:                                         CA:      22.67%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                          FL:      12.50%
FOR LESS THAN 5.00% OF THE MORTGAGE                              OH:       6.86%
LOAN PRINCIPAL BALANCE)                                          NJ:       6.69%
                                                                 VA:       6.19%
                                                                 MA:       5.84%
                                                                 IL:       5.79%
                                                                 WA:       5.68%

CREDIT QUALITY                                             Superior:      10.93%
(PER IRWIN'S GUIDELINE)                                   Excellent:      85.55%
                                                               Good:       3.49%
                                                               Fair:       0.04%

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 2 OF 19)


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                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



COLLATERAL SUMMARY
FIRST MORTGAGE LOANS

TOTAL NUMBER OF LOANS:                                                       100

TOTAL OUTSTANDING LOAN BALANCE:                                   $12,858,087.35

AVERAGE LOAN PRINCIPAL BALANCE:                                      $128,580.87

WA COUPON:                                                                8.527%
                                                              (7.125% to 9.625%)

WA REMAINING TERM TO MATURITY (MONTHS):                                      356
                                                                    (349 to 360)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                360
                                                                    (360 to 360)

WA CLTV:                                                                  89.54%

WA DEBT-TO-INCOME:                                                        45.61%

LIEN POSITION:                                           First Lien:        100%
                                                        Second Lien:          0%


PROPERTY TYPE:                                          Condominium:       4.95%
                                                       Multi-Family:       2.09%
                                           Planned Unit Development:       8.58%
                                             Single-Family Dwelling:      84.38%

OCCUPANCY STATUS:                                    Owner Occupied:      96.19%
                                                        Second Home:       3.81%

GEOGRAPHIC DISTRIBUTION:                                         CA:      36.13%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                          FL:      15.15%
FOR LESS THAN 5.00% OF THE MORTGAGE                              IL:       8.61%
LOAN PRINCIPAL BALANCE)                                          NJ:       8.38%
                                                                 OH:       7.10%
                                                                 MI:       6.67%

CREDIT QUALITY                                             Superior:      16.38%
(PER IRWIN'S GUIDELINE)                                   Excellent:      77.02%
                                                               Good:       5.99%
                                                               Fair:       0.61%





------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 3 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
COLLATERAL SUMMARY
SECOND MORTGAGE LOANS

TOTAL NUMBER OF LOANS:                                                      975

TOTAL OUTSTANDING LOAN BALANCE:                                  $37,892,241.50

AVERAGE LOAN PRINCIPAL BALANCE:                                      $38,863.84

WA COUPON:                                                              11.338%
                                                            (7.250% to 16.400%)

WA REMAINING TERM TO MATURITY (MONTHS):                                     183
                                                                    (79 to 300)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                               184
                                                                   (120 to 300)

WA CLTV:                                                                 91.42%

WA DEBT-TO-INCOME:                                                       42.36%

LIEN POSITION:                                           First Lien:         0%
                                                        Second Lien:       100%


PROPERTY TYPE:                                          Condominium:      4.55%
                                                       Multi-Family:      0.54%
                                           Planned Unit Development:      8.53%
                                             Single-Family Dwelling:     86.39%

OCCUPANCY STATUS:                                    Owner Occupied:     98.43%
                                                        Second Home:      1.57%

GEOGRAPHIC DISTRIBUTION:                                         CA:     36.75%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                          FL:      7.43%
FOR LESS THAN 5.00% OF THE MORTGAGE                              VA:      5.94%
LOAN PRINCIPAL BALANCE)                                          WA:      5.08%

CREDIT QUALITY                                             Superior:     10.00%
(PER IRWIN'S GUIDELINE)                                   Excellent:     85.49%
                                                               Good:      3.77%
                                                               Fair:      0.58%
                                                            Unknown:      0.16%






------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 4 OF 19)
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                   HLTV LOANS

                                 LIEN POSITION

                  NUMBER OF    INITIAL CUT-OFF DATE     PERCENTAGE OF INITIAL
LIEN POSITION        HELS       PRINCIPAL BALANCE       CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
Second Lien          2387         $ 89,776,583.41              100.00%
--------------------------------------------------------------------------------
    Total            2387         $ 89,776,583.41              100.00%
--------------------------------------------------------------------------------


                            MORTGAGE INTEREST RATES*


                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
MORTGAGE INTEREST RATES (%)              HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
     7.01       -       7.50              2               $   122,962.33                      0.14%
     7.51       -       8.00              1               $    50,000.00                      0.06%
     8.01       -       8.50              16              $   639,240.58                      0.71%
     8.51       -       9.00              16              $   744,019.34                      0.83%
     9.01       -       9.50              25              $ 1,167,132.74                      1.30%
     9.51       -       10.00             46              $ 2,208,186.79                      2.46%
     10.01      -       10.50             51              $ 2,291,866.51                      2.55%
     10.51      -       11.00             78              $ 3,558,953.47                      3.96%
     11.01      -       11.50             84              $ 3,762,051.21                      4.19%
     11.51      -       12.00            167              $ 7,937,797.82                      8.84%
     12.01      -       12.50            197              $ 8,705,228.02                      9.70%
     12.51      -       13.00            245              $ 10,407,156.29                    11.59%
     13.01      -       13.50            246              $ 9,570,662.50                     10.66%
     13.51      -       14.00            362              $ 13,586,645.67                    15.13%
     14.01      -       14.50            249              $ 8,149,607.60                      9.08%
     14.51      -       15.00            276              $ 8,232,588.80                      9.17%
     15.01      -       15.50            124              $ 3,641,958.58                      4.06%
     15.51      -       16.00            127              $ 3,236,454.61                      3.61%
     16.01      -       16.50             61              $ 1,359,585.16                      1.51%
     16.51      -       17.00             11              $   303,385.39                      0.34%
     17.01      -       17.50             3               $   101,100.00                      0.11%
------------------------------------------------------------------------------------------------------------------
     Total                               2387             $ 89,776,583.41                    100.00%
------------------------------------------------------------------------------------------------------------------
* The weighted average Mortgage Interest Rate is approximately 13.074% per annum.







------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 5 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                   HLTV LOANS

                        COMBINED LOAN-TO-VALUE RATIOS *

                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
COMBINED LOAN-TO-VALUE RATIOS (%)        HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
     75.01      -       80.00             1               $     4,031.22                      0.00%
     85.01      -       90.00             1               $     9,680.10                      0.01%
     90.01      -       95.00             1               $     4,988.20                      0.01%
     95.01      -       100.00            2               $    34,894.46                      0.04%
    100.01      -       105.00           154              $ 5,275,185.21                      5.88%
    105.01      -       110.00           374              $13,050,800.32                     14.54%
    110.01      -       115.00           455              $16,873,179.91                     18.79%
    115.01      -       120.00           410              $15,573,530.46                     17.35%
    120.01      -       125.00           989              $38,950,293.53                     43.39%
------------------------------------------------------------------------------------------------------------------
     Total                              2387              $89,776,583.41                    100.00%
------------------------------------------------------------------------------------------------------------------
* The minimum and maximum Combined Loan-to-Value Ratios are approximately
  78.407% and 125.000%, respectively, and the weighted average Combined
  Loan-to-Value Ratio is approximately 116.988%.
















------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 6 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                   HLTV LOANS

               STATISTICAL CALCULATION DATE PRINCIPAL BALANCES *

STATISTICAL CALCULATION DATE          NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
PRINCIPAL BALNCES                        HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
-----------------------------------------------------------------------------------------------------------------
       $0.01    -     $25,000.00         581              $ 11,903,587.84                    13.26%
  $25,000.01    -     $50,000.00        1448              $ 54,436,838.82                    60.64%
  $50,000.01    -     $75,000.00         349              $ 22,677,175.48                    25.26%
  $75,000.01    -    $100,000.00           9              $    758,981.27                     0.85%

-----------------------------------------------------------------------------------------------------------------
     Total                               2387             $ 89,776,583.41                   100.00%
-----------------------------------------------------------------------------------------------------------------

* The average Statistical Calculation Date Principal Balance is approximately $37,610.63.


                         MORTGAGED PROPERTIES SECURING

                             NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
PROPERTY TYPE                   HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------------------------------
Condominium                      172             $ 5,748,278.46                     6.40%
Multi-Family                       1             $    33,761.19                     0.04%
Planned Unit Development         168             $ 7,336,666.21                     8.17%
Single-Family Dwelling          2045             $76,593,277.55                    85.32%
Unknown                            1             $    64,600.00                     0.07%

--------------------------------------------------------------------------------------------------------
Total                          2387              $89,776,583.41                   100.00%
--------------------------------------------------------------------------------------------------------



                       ORIGINAL TERM TO STATED MATURITY *

                                       NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
ORIGINAL TERM TO STATED MATURITY          HELS           PRINCIPAL BALANCE            CUT-OFF DATE BALANCE
-----------------------------------------------------------------------------------------------------------------
120                                       147             $  4,748,981.99                     5.29%
180                                      2085             $ 77,595,195.71                    86.43%
240                                       79              $  3,469,627.46                     3.86%
300                                       76              $  3,962,778.25                     4.41%
-----------------------------------------------------------------------------------------------------------------
     Total                              2387              $ 89,776,583.41                   100.00%
-----------------------------------------------------------------------------------------------------------------

* The weighted average Original Term to Stated Maturity is approximately 184 months.







------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 7 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                                 HLTV LOANS


                                        REMAINING TERM TO MATURITY *


                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
REMAINING TERM TO MATURITY               HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
      61        -        120             147              $ 4,748,981.99                      5.29%
      121       -        180             2085             $ 77,595,195.71                    86.43%
      181       -        240              79              $ 3,469,627.46                      3.86%
      241       -        300              76              $ 3,962,778.25                      4.41%
------------------------------------------------------------------------------------------------------------------
     Total                               2387             $ 89,776,583.41                    100.00%
------------------------------------------------------------------------------------------------------------------

* The weighted average Remaining Term to Maturity is approximately 181 months.



                              YEAR OF ORIGINATION *

                         NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
YEAR OF ORIGINATION         HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
-----------------------------------------------------------------------------------------------------
       1998                 1265             $ 47,224,258.81                    52.60%
       1999                 1122             $ 42,552,324.60                    47.40%
-----------------------------------------------------------------------------------------------------
      Total                 2387             $ 89,776,583.41                    100.00%
-----------------------------------------------------------------------------------------------------

* The earliest month and year of origination is April 1998 and the latest month and year of origination is April 1999.





                                                  OCCUPANCY TYPE

                                          NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
OCCUPANCY TYPE                               HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
Owner Occupied                               2386             $ 89,737,616.50                    99.96%
Second Home                                   1                      $                           0.04%
                                                                38,966.91
---------------------------------------------------------------------------------------------------------------------
       Total                                 2387             $ 89,776,583.41                   100.00%
---------------------------------------------------------------------------------------------------------------------





                                                  CREDIT QUALITY

                                         NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
CREDIT SCORES                               HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
Superior                                    320             $  9,809,310.49                     10.93%
Excellent                                   1944            $ 76,802,566.04                     85.55%
Good                                        122             $  3,131,706.88                      3.49%
Fair                                         1              $     33,000.00                      0.04%
---------------------------------------------------------------------------------------------------------------------
Total                                       2387            $ 89,776,583.41                     100.00%
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 8 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                   HLTV LOANS

           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING *

                    NUMBER OF   INITIAL CUT-OFF DATE    PERCENTAGE OF INITIAL
STATES                 HELS      PRINCIPAL BALANCE       CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
Arizona                103         $ 4,145,090.72               4.62%
California             487         $ 20,350,599.02              22.67%
Colorado                47         $ 1,562,683.52               1.74%
Florida                323         $ 11,218,493.17              12.50%
Georgia                 82         $ 2,944,110.32               3.28%
Illinois               141         $ 5,201,099.40               5.79%
Kentucky                16                $                     0.73%
                                     653,176.53
Louisiana               33         $ 1,080,783.66               1.20%
Maine                   1                 $                     0.05%
                                     45,400.00
Maryland               147         $ 5,241,528.80               5.84%
Massachusetts           71         $ 2,800,819.09               3.12%
Michigan               103         $ 3,795,927.91               4.23%
Minnesota               5                 $                     0.25%
                                     224,424.54
Missouri                48         $ 1,616,805.80               1.80%
New Hampshire           1                 $                     0.02%
                                     18,000.00
New Jersey             153         $ 6,008,786.03               6.69%
North Carolina          40         $ 1,353,595.08               1.51%
Ohio                   181         $ 6,154,517.20               6.86%
Oregon                  21                $                     0.77%
                                     693,167.79
Pennsylvania            48         $ 1,812,915.77               2.02%
Rhode Island            3                 $                     0.10%
                                     89,188.20
South Carolina          26                $                     0.91%
                                     814,688.99
Utah                    11                $                     0.43%
                                     390,166.57
Virginia               153         $ 5,554,743.36               6.19%
Washington             121         $ 5,100,141.53               5.68%
Wisconsin               22                $                     1.01%
                                     905,730.41
--------------------------------------------------------------------------------
Total                  2387        $ 89,776,583.41             100.00%
--------------------------------------------------------------------------------

* No more than approximately 0.44% are secured by Mortgaged Properties located in any single United States postal zip code.












------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 9 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                                 HLTV LOANS

                                           DEBT-TO-INCOME RATIOS*

                                NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
DEBT-TO-INCOME RATIOS (%)          HELS           PRINCIPAL BALANCE            CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------
  5.01    -       10.00            1               $     34,203.19                    0.04%
 10.01    -       15.00            1               $     73,149.23                    0.08%
 15.01    -       20.00            11              $    331,319.13                    0.37%
 20.01    -       25.00            66              $  2,025,989.16                    2.26%
 25.01    -       30.00           179              $  6,091,528.01                    6.79%
 30.01    -       35.00           382              $ 13,068,430.43                   14.56%
 35.01    -       40.00           517              $ 19,079,892.51                   21.25%
 40.01    -       45.00           603              $ 22,572,173.19                   25.14%
 45.01            50.00           474              $ 19,668,957.88                   21.91%
 50.01    -       55.00           150              $  6,732,680.76                    7.50%
 55.01    -       60.00            3               $     98,259.92                    0.11%

---------------------------------------------------------------------------------------------------------
 Total                            2387             $ 89,776,583.41                   100.00%
---------------------------------------------------------------------------------------------------------

* The weighted average Debt-to-Income Ratios is approximately 40.34%.


















------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 10 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                            FIRST MORTGAGE LOANS

                                                LIEN POSITION

                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
LIEN POSITION                            HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
First Lien                               100              $ 12,858,087.35                    100.00%
------------------------------------------------------------------------------------------------------------------
Total                                    100             $ 12,858,087.35                     100.00%
------------------------------------------------------------------------------------------------------------------



                                             MORTGAGE INTEREST RATES *


                                     NUMBER OF        INITIAL CUT-OFF DATE                PERCENTAGE OF INITIAL
MORTGAGE INTEREST RATES (%)              HELS           PRINCIPAL BALANCE                  CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------------------------
     7.01       -       7.50              2               $   269,616.31                           2.10%
     7.51       -       8.00              14              $ 2,129,720.70                          16.56%
     8.01       -       8.50              33              $ 4,298,467.33                          33.43%
     8.51       -       9.00              25              $ 3,356,432.98                          26.10%
     9.01       -       9.50              23              $ 2,468,441.84                          19.20%
     9.51       -       10.00             3               $   335,408.19                           2.61%
----------------------------------------------------------------------------------------------------------------------------
Total                                    100             $ 12,858,087.35                          100.00%
----------------------------------------------------------------------------------------------------------------------------

* The weighted average Mortgage Interest Rate is approximately 8.527% per annum.



                                       COMBINED LOAN-TO-VALUE RATIOS *

                                      NUMBER OF        INITIAL CUT-OFF DATE                PERCENTAGE OF INITIAL
COMBINED LOAN-TO-VALUE RATIOS (%)        HELS           PRINCIPAL BALANCE                  CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------------------------
     50.01      -       55.00             1               $   104,000.00                           0.81%
     55.01      -       60.00             2               $   149,353.30                           1.16%
     60.01      -       65.00             2               $   267,357.59                           2.08%
     65.01      -       70.00             1               $   179,849.57                           1.40%
     70.01      -       75.00             3               $   424,253.22                           3.30%
     75.01      -       80.00             6               $   782,272.55                           6.08%
     80.01      -       85.00             16              $ 2,050,833.24                          15.95%
     85.01      -       90.00             22              $ 2,850,280.93                          22.17%
     90.01      -       95.00             13              $ 1,995,165.31                          15.52%
     95.01      -       100.00            34              $ 4,054,721.64                          31.53%
----------------------------------------------------------------------------------------------------------------------------
Total                                    100             $ 12,858,087.35                          100.00%
----------------------------------------------------------------------------------------------------------------------------

* The minimum and maximum Combined Loan-to-Value Ratios are approximately 54.450% and 100.000%, respectively, and the weighted average Combined Loan-to-Value Ratio is approximately 89.539%.





------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 11 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                            FIRST MORTGAGE LOANS

                              STATISTICAL CALCULATION DATE PRINCIPAL BALANCES *

STATISTICAL CALCULATION DATE          NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
PRINCIPAL BALNCES                        HELS           PRINCIPAL BALANCE              CUT-OFF DATE BALANCE
-------------------------------------------------------------------------------------------------------------------
  $25,000.01    -     $50,000.00          1               $    50,000.00                       0.39%
  $50,000.01    -     $75,000.00          13              $   812,899.46                       6.32%
  $75,000.01    -    $100,000.00          23              $ 2,012,035.66                      15.65%
  $100,000.01   -    $125,000.00          18              $ 2,073,551.13                      16.13%
  $125,000.01   -    $150,000.00          14              $ 1,905,724.68                      14.82%
  $150,000.01   -    $175,000.00          6               $   990,079.09                       7.70%
  $175,000.01   -    $200,000.00          12              $ 2,209,848.93                      17.19%
  $200,000.01   -    $225,000.00          10              $ 2,125,656.46                      16.53%
  $225,000.01   -    $250,000.00          3               $   678,291.94                       5.28%
-------------------------------------------------------------------------------------------------------------------
Total                                    100             $ 12,858,087.35                     100.00%
-------------------------------------------------------------------------------------------------------------------


* The average Statistical Calculation Date Principal Balance is approximately $128,580.87.


                                        MORTGAGED PROPERTIES SECURING

                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
PROPERTY TYPE                            HELS           PRINCIPAL BALANCE              CUT-OFF DATE BALANCE
-------------------------------------------------------------------------------------------------------------------
Condominium                               5               $   636,910.13                       4.95%
Multi-Family                              2               $   268,121.95                       2.09%
Planned Unit Development                  7               $ 1,103,101.93                       8.58%
Single-Family Dwelling                    86              $ 10,849,953.34                     84.38%
-------------------------------------------------------------------------------------------------------------------
Total                                    100             $ 12,858,087.35                     100.00%
-------------------------------------------------------------------------------------------------------------------




                                     ORIGINAL TERM TO STATED MATURITY *




                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
ORIGINAL TERM TO STATED MATURITY         HELS           PRINCIPAL BALANCE              CUT-OFF DATE BALANCE
-------------------------------------------------------------------------------------------------------------------
360                                      100              $ 12,858,087.35                    100.00%
-------------------------------------------------------------------------------------------------------------------
Total                                    100              $ 12,858,087.35                    100.00%
-------------------------------------------------------------------------------------------------------------------

* The weighted average Original Term to Stated Maturity is approximately 360 months.



IRWIN HOME EQUITY LOAN TRUST 1999-2


------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials: Information Relating to the Collateral (PAGE 12 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                               FIRST MORTGAGE LOANS


                                         REMAINING TERM TO MATURITY*

                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
REMAINING TERM TO MATURITY               HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
      301       -        360             100              $ 12,858,087.35                    100.00%
------------------------------------------------------------------------------------------------------------------
Total                                    100             $ 12,858,087.35                     100.00%
------------------------------------------------------------------------------------------------------------------

*  The weighted average Remaining Term to Maturity is approximately 356 months.



                                               YEAR OF ORIGINATION *

                                         NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
YEAR OF ORIGINATION                         HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
1998                                         58              $ 8,080,208.92                     62.84%
1999                                         42              $ 4,777,878.43                     37.16%
---------------------------------------------------------------------------------------------------------------------
Total                                       100             $ 12,858,087.35                     100.00%
---------------------------------------------------------------------------------------------------------------------

* The earliest month and year of origination is April 1998 and the latest month and year of origination is March 1999.





                                                  OCCUPANCY TYPE

                                          NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
OCCUPANCY TYPE                               HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
Owner Occupied                                95              $ 12,368,236.01                    96.19%
Second Home                                   5                $ 489,851.34                      3.81%
---------------------------------------------------------------------------------------------------------------------
Total                                        100             $ 12,858,087.35                    100.00%
---------------------------------------------------------------------------------------------------------------------




                                 CREDIT QUALITY

                  NUMBER OF    INITIAL CUT-OFF DATE   PERCENTAGE OF INITIAL
CREDIT SCORES        HELS       PRINCIPAL BALANCE     CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
Superior              15          $ 2,105,671.29             16.38%
Excellent             77          $ 9,903,588.72             77.02%
Good                  7            $ 770,827.34               5.99%
Fair                  1            $ 78,000.00                0.61%
--------------------------------------------------------------------------------
Total                100         $ 12,858,087.35             100.00%
--------------------------------------------------------------------------------





------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 13 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                              FIRST MORTGAGE LOANS


           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING *

                  NUMBER OF   INITIAL CUT-OFF DATE    PERCENTAGE OF INITIAL
STATES               HELS      PRINCIPAL BALANCE      CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
California            28         $ 4,645,869.68              36.13%
Florida               20         $ 1,948,499.65              15.15%
Illinois              11         $ 1,106,540.20               8.61%
New Jersey            7          $ 1,077,159.76               8.38%
Ohio                  10         $   912,794.34               7.10%
Michigan              7          $   857,219.35               6.67%
Washington            4          $   616,588.99               4.80%
Maryland              3          $   432,389.96               3.36%
Georgia               3          $   364,324.64               2.83%
Oregon                2          $   330,989.94               2.57%
Virginia              2          $   285,812.92               2.22%
Missouri              2          $   182,949.54               1.42%
Arizona               1          $   96,948.38                0.75%
--------------------------------------------------------------------------------
Total                100        $ 12,858,087.35              100.00%
--------------------------------------------------------------------------------

* No more than approximately 3.33% are secured by Mortgaged Properties located in any single United States postal zip code.



                                           DEBT-TO-INCOME RATIOS*


                                        NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
DEBT-TO-INCOME RATIOS (%)                  HELS           PRINCIPAL BALANCE            CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
      20.01        -       25.00            2               $   131,351.85                     1.02%
      25.01        -       30.00            4               $   277,315.17                     2.16%
      30.01        -       35.00            12              $ 1,334,625.59                    10.38%
      35.01        -       40.00            8               $ 1,068,908.90                     8.31%
      40.01        -       45.00            10              $ 1,096,328.30                     8.53%
      45.01        -       50.00            41              $ 5,517,449.34                    42.91%
      50.01        -       55.00            23              $ 3,432,108.20                    26.69%
------------------------------------------------------------------------------------------------------------------
Total                                      100             $ 12,858,087.35                    100.00%
------------------------------------------------------------------------------------------------------------------

* The weighted average Debt-to-Income Ratios is approximately 45.61%.





------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 14 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                             SECOND MORTGAGE LOANS

                                 LIEN POSITION




                   NUMBER OF   INITIAL CUT-OFF DATE    PERCENTAGE OF INITIAL
LIEN POSITION         HELS      PRINCIPAL BALANCE       CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
Second Lien           975        $ 37,892,241.50              100.00%
--------------------------------------------------------------------------------
Total                 975        $ 37,892,241.50              100.00%
--------------------------------------------------------------------------------




                                              MORTGAGE INTEREST RATES


                                      NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
MORTGAGE INTEREST RATES (%)              HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
-----------------------------------------------------------------------------------------------------------------
     7.01       -       7.50              2                $ 76,776.63                       0.20%
     7.51       -       8.00              5                $ 297,861.14                      0.79%
     8.01       -       8.50              38              $ 1,823,760.91                     4.81%
     8.51       -       9.00              63              $ 2,913,931.99                     7.69%
     9.01       -       9.50              43              $ 1,706,886.75                     4.50%
     9.51       -       10.00             87              $ 3,736,312.98                     9.86%
     10.01      -       10.50             54              $ 2,487,213.83                     6.56%
     10.51      -       11.00             89              $ 3,724,435.11                     9.83%
     11.01      -       11.50             83              $ 3,080,556.28                     8.13%
     11.51      -       12.00            131              $ 5,258,888.83                     13.88%
     12.01      -       12.50             80              $ 2,874,281.15                     7.59%
     12.51      -       13.00            104              $ 3,711,432.92                     9.79%
     13.01      -       13.50             54              $ 1,978,936.20                     5.22%
     13.51      -       14.00             49              $ 1,524,596.38                     4.02%
     14.01      -       14.50             46              $ 1,585,033.74                     4.18%
     14.51      -       15.00             26               $ 578,316.15                      1.53%
     15.01      -       15.50             10               $ 207,034.06                      0.55%
     15.51      -       16.00             9                $ 301,181.46                      0.79%
     16.01      -       16.50             2                $ 24,804.99                       0.07%
-----------------------------------------------------------------------------------------------------------------
Total                                    975             $ 37,892,241.50                    100.00%
-----------------------------------------------------------------------------------------------------------------

* The weighted average Mortgage Interest Rate is approximately 11.338% per annum.





------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 15 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                            SECOND MORTGAGE LOANS

                                       COMBINED LOAN-TO-VALUE RATIOS *

                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
COMBINED LOAN-TO-VALUE RATIOS (%)        HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
     5.01       -       10.00             1               $    21,896.19                      0.06%
     15.01      -       20.00             1               $    23,901.43                      0.06%
     20.01      -       25.00             1               $    28,344.67                      0.07%
     30.01      -       35.00             1               $    59,716.56                      0.16%
     35.01      -       40.00             2               $    83,883.94                      0.22%
     40.01      -       45.00             2               $    51,912.23                      0.14%
     45.01      -       50.00             5               $   152,469.93                      0.40%
     50.01      -       55.00             6               $   181,069.81                      0.48%
     55.01      -       60.00             5               $   187,302.26                      0.49%
     60.01      -       65.00             10              $   408,743.69                      1.08%
     65.01      -       70.00             10              $   450,188.31                      1.19%
     70.01      -       75.00             27              $ 1,239,640.33                      3.27%
     75.01      -       80.00             70              $ 2,422,072.51                      6.39%
     80.01      -       85.00             79              $ 2,936,384.13                      7.75%
     85.01      -       90.00            154              $ 5,912,818.81                     15.60%
     90.01      -       95.00            168              $ 6,432,891.76                     16.98%
     95.01      -       100.00           433              $ 17,299,004.94                    45.65%
------------------------------------------------------------------------------------------------------------------
Total                                    975             $ 37,892,241.50                     100.00%
------------------------------------------------------------------------------------------------------------------

*  The minimum and maximum Combined Loan-to-Value Ratios are approximately
   8.477% and 100.000%, respectively, and the weighted average Combined
   Loan-to-Value Ratio is approximately 91.423%.


                STATISTICAL CALCULATION DATE PRINCIPAL BALANCES *

STATISTICAL CALCULATION DATE          NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
PRINCIPAL BALNCES                        HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
     $0.01      -     $25,000.00         280              $ 5,531,376.45                     14.60%
  $25,000.01    -     $50,000.00         480              $ 17,579,430.70                    46.39%
  $50,000.01    -     $75,000.00         155              $ 9,304,112.24                     24.55%
  $75,000.01    -    $100,000.00          56              $ 5,016,510.03                     13.24%
  $100,000.01   -    $125,000.00          4               $   460,812.08                      1.22%
------------------------------------------------------------------------------------------------------------------
Total                                    975             $ 37,892,241.50                     100.00%
------------------------------------------------------------------------------------------------------------------

*  The average Statistical Calculation Date Principal Balance is approximately
   $ 38,863.84.



------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 16 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                            SECOND MORTGAGE LOANS

                                        MORTGAGED PROPERTIES SECURING

                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
PROPERTY TYPE                            HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
Condominium                               46              $ 1,723,169.42                      4.55%
Multi-Family                              7                $ 204,960.26                       0.54%
Planned Unit Development                  64              $ 3,230,516.21                      8.53%
Single-Family Dwelling                   858             $ 32,733,595.61                     86.39%
------------------------------------------------------------------------------------------------------------------
Total                                    975             $ 37,892,241.50                     100.00%
------------------------------------------------------------------------------------------------------------------




                                     ORIGINAL TERM TO STATED MATURITY *

                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
ORIGINAL TERM TO STATED MATURITY         HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
120                                       81              $ 2,377,002.61                      6.27%
180                                      835              $ 32,683,931.71                    86.25%
240                                       19              $   818,658.79                      2.16%
300                                       40              $ 2,012,648.39                      5.31%
------------------------------------------------------------------------------------------------------------------
Total                                    975             $ 37,892,241.50                     100.00%
------------------------------------------------------------------------------------------------------------------

* The weighted average Original Term to Stated Maturity is approximately 184 months.






                                        REMAINING TERM TO MATURITY *


                                      NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
REMAINING TERM TO MATURITY               HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
      61        -        120              81              $ 2,377,002.61                      6.27%
      121       -        180             835              $ 32,683,931.71                    86.25%
      181       -        240              19              $   818,658.79                      2.16%
      241       -        300              40              $ 2,012,648.39                      5.31%
------------------------------------------------------------------------------------------------------------------
Total                                    975             $ 37,892,241.50                     100.00%
------------------------------------------------------------------------------------------------------------------

*  The weighted average Remaining Term to Maturity is approximately 183 months.




------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 17 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                               SECOND MORTGAGE LOANS

                                               YEAR OF ORIGINATION*

                                         NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
YEAR OF ORIGINATION                         HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
1995                                         1                $ 24,829.96                        0.07%
1996                                         2                $ 56,414.02                        0.15%
1997                                         1                $ 28,199.77                        0.07%
1998                                         78              $ 3,356,507.66                      8.86%
1999                                        893             $ 34,426,290.09                     90.85%
---------------------------------------------------------------------------------------------------------------------
Total                                       975             $ 37,892,241.50                     100.00%
---------------------------------------------------------------------------------------------------------------------

* The earliest month and year of origination is November 1995 and the latest month and year of origination is April 1999.





                                                  OCCUPANCY TYPE

                                          NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
OCCUPANCY TYPE                               HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
Owner Occupied                               957             $ 37,295,677.15                     98.43%
Second Home                                   18               $ 596,564.35                      1.57%
---------------------------------------------------------------------------------------------------------------------
Total                                        975             $ 37,892,241.50                    100.00%
---------------------------------------------------------------------------------------------------------------------



                                                  CREDIT QUALITY

                                         NUMBER OF        INITIAL CUT-OFF DATE           PERCENTAGE OF INITIAL
CREDIT SCORES                               HELS           PRINCIPAL BALANCE             CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
Superior                                    111              $ 3,790,407.90                     10.00%
Excellent                                   804             $ 32,393,548.50                     85.49%
Good                                         49              $ 1,427,190.06                      3.77%
Fair                                         9                $ 218,587.39                       0.58%
Unknown                                      2                $ 62,507.65                        0.16%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total                                       975             $ 37,892,241.50                     100.00%
---------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 18 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                            SECOND MORTGAGE LOANS


   GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING*

                    NUMBER OF  INITIAL CUT-OFF DATE   PERCENTAGE OF INITIAL
STATES                 HELS     PRINCIPAL BALANCE     CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
Arizona                 41        $ 1,718,349.30              4.53%
California             321       $ 13,924,242.13             36.75%
Colorado                17         $ 677,857.52               1.79%
Florida                 80        $ 2,813,719.14              7.43%
Georgia                 43        $ 1,476,113.63              3.90%
Illinois                33        $ 1,409,384.61              3.72%
Kentucky                5          $ 153,249.13               0.40%
Louisiana               5          $ 121,017.99               0.32%
Maine                   1          $ 28,300.00                0.07%
Maryland                27        $ 1,016,006.76              2.68%
Massachusetts           44        $ 1,700,538.72              4.49%
Michigan                52        $ 1,672,402.96              4.41%
Minnesota               3          $ 189,519.83               0.50%
Missouri                15         $ 485,888.70               1.28%
New Hampshire           1          $ 23,000.00                0.06%
New Jersey              46        $ 1,797,434.52              4.74%
North Carolina          22         $ 679,236.46               1.79%
Ohio                    42        $ 1,275,021.40              3.36%
Oregon                  17         $ 719,019.62               1.90%
Pennsylvania            26         $ 769,599.53               2.03%
South Carolina          9          $ 341,270.54               0.90%
Utah                    5          $ 158,760.71               0.42%
Virginia                57        $ 2,250,893.49              5.94%
Washington              50        $ 1,926,134.34              5.08%
Wisconsin               13         $ 565,280.47               1.49%
--------------------------------------------------------------------------------
Total                  975       $ 37,892,241.50             100.00%
--------------------------------------------------------------------------------

* No more than approximately 0.98% are secured by Mortgaged Properties located in any single United States postal zip code.







------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Collateral (PAGE 19 OF 19)
--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                                            SECOND MORTGAGE LOANS


                                           DEBT-TO-INCOME RATIOS*


                                        NUMBER OF        INITIAL CUT-OFF DATE          PERCENTAGE OF INITIAL
DEBT-TO-INCOME RATIOS (%)                  HELS           PRINCIPAL BALANCE            CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------
               Unknown                      2               $    54,906.14                     0.14%
      10.01        -       15.00            1               $    31,930.99                     0.08%
      15.01        -       20.00            4               $   153,276.62                     0.40%
      20.01        -       25.00            28              $   989,080.78                     2.61%
      25.01        -       30.00            63              $ 2,083,134.31                     5.50%
      30.01        -       35.00           114              $ 3,885,965.44                    10.26%
      35.01        -       40.00           168              $ 6,356,288.34                    16.77%
      40.01        -       45.00           214              $ 8,122,951.37                    21.44%
      45.01        -       50.00           224              $ 8,955,145.75                    23.63%
      50.01        -       55.00           153              $ 7,118,558.49                    18.79%
      55.01        -       60.00            4               $   141,003.27                     0.37%
------------------------------------------------------------------------------------------------------------------
Total                                      975             $ 37,892,241.50                    100.00%
------------------------------------------------------------------------------------------------------------------

*  Based on the available information, the weighted average Debt-to-Income
   Ratios is approximately 42.36%.









------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Notes (PAGE 1 OF 3)
--------------------------------------------------------------------------------
TRANSACTION SUMMARY (a), (b), (c)

-------------------- -------------- --------------------- ------------- ------------ ----------- ----------- ------------------
                          ORIGINAL                                       AVG LIFE    PRINCIPAL   PRINCIPAL
OFFERED                  PRINCIPAL         AGENCY                         TO CALL     LOCKOUT      WINDOW         RATINGS
SECURITIES                 BALANCE      ELIGIBILITY          COUPON       (YEARS)     (MONTHS)    (MONTHS)     (MOODY'S/S&P)
-------------------- -------------- --------------------- ------------- ------------ ----------- ----------- ------------------

Class A-1 Notes       $ 53,500,000         CONFORMING    Floater(d)           1.10        None          26       Aaa/AAA
Class A-2 Notes       $ 31,900,000         CONFORMING         Fixed           3.00          25          23       Aaa/AAA
Class A-3 Notes       $ 21,600,000         CONFORMING         Fixed           5.00          47          27       Aaa/AAA
Class A-4 Notes       $ 12,100,000         CONFORMING         Fixed           7.00          73          23       Aaa/AAA
Class A-5 Notes       $ 19,500,000         CONFORMING         Fixed           9.08          95          17       Aaa/AAA
Class A-6 Notes       $ 17,400,000     NON-CONFORMING    Floater(d)           1.10        None          26       Aaa/AAA
Class A-7 Notes       $ 10,300,000     NON-CONFORMING         Fixed           3.00          25          25       Aaa/AAA
Class A-8 Notes       $ 11,900,000     NON-CONFORMING         Fixed           6.76          49          63       Aaa/AAA
-------------------- -------------- --------------------- ------------- ------------ ----------- ----------- ------------------

NOTE:     (a)  100% Prepayment Assumption: Conforming loans: 1.2% CPR in month
               1 building to 18.0% CPR in month 15. Non-Conforming loans: 4.0%
               CPR in month 1 building to 22.0% CPR in month 12.
          (b)  Transaction priced to 10% clean-up call;
          (c)  100% principal and interest guaranty by the Credit Enhancer
          (d)  The lesser of (I) One-Month LIBOR plus 0._% per annum and (II)
               [12.00]% per annum.




CLASS A-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               4.420       1.666      1.307       1.099      0.964       0.867
MODIFIED DURATION (YEARS)                          3.695       1.534      1.220       1.035      0.912       0.824
FIRST PRINCIPAL PAYMENT                          6/15/99     6/15/99    6/15/99     6/15/99    6/15/99     6/15/99
LAST PRINCIPAL PAYMENT                           2/15/08    12/15/02    1/15/02     7/15/01    3/15/01    12/15/00
PRINCIPAL LOCKOUT (MONTHS)                          None        None       None        NONE       None        None
PRINCIPAL WINDOW (MONTHS)                            105          43         32          26         22          19
ILLUSTRATIVE YIELD (ACTUAL/360)                   5.282%      5.290%     5.294%      5.296%     5.300%      5.301%
-------------------------------------------------------------------------------------------------------------------



CLASS A-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                              10.347       4.977      3.750       3.000      2.503       2.151
MODIFIED DURATION (YEARS)                          7.488       4.168      3.255       2.663      2.256       1.959
FIRST PRINCIPAL PAYMENT                          2/15/08    12/15/02    1/15/02     7/15/01    3/15/01    12/15/00
LAST PRINCIPAL PAYMENT                           4/15/11     1/15/06    6/15/04     5/15/03    9/15/02     3/15/02
PRINCIPAL LOCKOUT (MONTHS)                           104          42         31          25         21          18
PRINCIPAL WINDOW (MONTHS)                             39          38         30          23         19          16
ILLUSTRATIVE YIELD (30/360)                       6.034%      6.009%     5.994%      5.978%     5.962%      5.946%
-------------------------------------------------------------------------------------------------------------------










------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Notes (PAGE 2 OF 3)
-------------------------------------------------------------------------------


CLASS A-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                              12.777       8.038      6.232       4.998      4.140       3.505
MODIFIED DURATION (YEARS)                          8.595       6.147      5.017       4.171      3.544       3.057
FIRST PRINCIPAL PAYMENT                          4/15/11     1/15/06    6/15/04     5/15/03    9/15/02     3/15/02
LAST PRINCIPAL PAYMENT                           1/15/13    12/15/08    1/15/07     7/15/05    6/15/04     9/15/03
PRINCIPAL LOCKOUT (MONTHS)                           142          79         60          47         39          33
PRINCIPAL WINDOW (MONTHS)                             22          36         32          27         22          19
ILLUSTRATIVE YIELD (30/360)                       6.212%      6.201%     6.192%      6.182%     6.172%      6.161%
-------------------------------------------------------------------------------------------------------------------


CLASS A-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                              14.056      10.570      8.580       7.001      5.826       4.947
MODIFIED DURATION (YEARS)                          8.922       7.399      6.364       5.443      4.694       4.095
FIRST PRINCIPAL PAYMENT                          1/15/13    12/15/08    1/15/07     7/15/05    6/15/04     9/15/03
LAST PRINCIPAL PAYMENT                          11/15/13     1/15/11    1/15/09     5/15/07    1/15/06     1/15/05
PRINCIPAL LOCKOUT (MONTHS)                           163         114         91          73         60          51
PRINCIPAL WINDOW (MONTHS)                             11          26         25          23         20          17
ILLUSTRATIVE YIELD (30/360)                       6.601%      6.595%     6.590%      6.583%     6.576%      6.568%
-------------------------------------------------------------------------------------------------------------------


CLASS A-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                              18.708      13.819     12.191      10.669      9.259       8.029
MODIFIED DURATION (YEARS)                          9.985       8.600      7.956       7.265      6.565       5.909
FIRST PRINCIPAL PAYMENT                         11/15/13     1/15/11    1/15/09     5/15/07    1/15/06     1/15/05
LAST PRINCIPAL PAYMENT                           6/15/28     6/15/22    3/15/17     5/15/14   10/15/13    10/15/12
PRINCIPAL LOCKOUT (MONTHS)                           173         139        115          95         79          67
PRINCIPAL WINDOW (MONTHS)                            176         138         99          85         94          94
ILLUSTRATIVE YIELD (30/360)                       6.953%      6.948%     6.946%      6.943%     6.939%      6.934%
-------------------------------------------------------------------------------------------------------------------


CLASS A-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               4.676       1.678      1.308       1.096      0.959       0.864
MODIFIED DURATION (YEARS)                          3.889       1.547      1.223       1.033      0.909       0.821
FIRST PRINCIPAL PAYMENT                          6/15/99     6/15/99    6/15/99     6/15/99    6/15/99     6/15/99
LAST PRINCIPAL PAYMENT                           6/15/08    12/15/02    1/15/02     7/15/01    2/15/01    12/15/00
PRINCIPAL LOCKOUT (MONTHS)                          None        None       None        NONE       None        None
PRINCIPAL WINDOW (MONTHS)                            109          43         32          26         21          19
ILLUSTRATIVE YIELD (ACTUAL/360)                   5.282%      5.290%     5.294%      5.297%     5.301%      5.301%
-------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IRWIN HOME EQUITY LOAN TRUST 1999-2
Computational Materials: Information Relating to the Notes (PAGE 3 OF 3)
------------------------------------------------------------------------------


CLASS A-7 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                              10.826       5.091      3.788       2.999      2.460       2.085
MODIFIED DURATION (YEARS)                          7.734       4.245      3.282       2.660      2.219       1.903
FIRST PRINCIPAL PAYMENT                          6/15/08    12/15/02    1/15/02     7/15/01    2/15/01    12/15/00
LAST PRINCIPAL PAYMENT                          11/15/11     6/15/06    9/15/04     7/15/03   10/15/02     2/15/02
PRINCIPAL LOCKOUT (MONTHS)                           108          42         31          25         20          18
PRINCIPAL WINDOW (MONTHS)                             42          43         33          25         21          15
ILLUSTRATIVE YIELD (30/360)                       6.035%      6.010%     5.994%      5.978%     5.960%      5.943%
-------------------------------------------------------------------------------------------------------------------


CLASS A-8 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                              14.067      10.539      8.665       7.138      5.948       5.007
MODIFIED DURATION (YEARS)                          8.918       7.303      6.303       5.419      4.682       4.061
FIRST PRINCIPAL PAYMENT                         11/15/11     6/15/06    9/15/04     7/15/03   10/15/02     2/15/02
LAST PRINCIPAL PAYMENT                          11/15/14     8/15/14    5/15/14     8/15/13    6/15/12    12/15/10
PRINCIPAL LOCKOUT (MONTHS)                           149          84         63          49         40          32
PRINCIPAL WINDOW (MONTHS)                             37          99        117         122        117         107
ILLUSTRATIVE YIELD (30/360)                       6.601%      6.595%     6.589%      6.583%     6.576%      6.567%
-------------------------------------------------------------------------------------------------------------------


CLASS A-5 (TO 10% CLEAN-UP CALL)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                              14.819      12.608     10.823       9.084      7.679       6.542
MODIFIED DURATION (YEARS)                          9.006       8.168      7.392       6.541      5.775       5.100
FIRST PRINCIPAL PAYMENT                         11/15/13     1/15/11    1/15/09     5/15/07    1/15/06     1/15/05
LAST PRINCIPAL PAYMENT                           4/15/14     3/15/12    6/15/10     9/15/08    4/15/07     2/15/06
PRINCIPAL LOCKOUT (MONTHS)                           173         139        115          95         79          67
PRINCIPAL WINDOW (MONTHS)                              6          15         18          17         16          14
ILLUSTRATIVE YIELD (30/360)                       6.950%      6.947%     6.943%      6.939%     6.933%      6.927%
-------------------------------------------------------------------------------------------------------------------


CLASS A-8 (TO 10% CLEAN-UP CALL)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                              14.003      10.277      8.313       6.759      5.606       4.710
MODIFIED DURATION (YEARS)                          8.895       7.198      6.148       5.236      4.501       3.890
FIRST PRINCIPAL PAYMENT                         11/15/11     6/15/06    9/15/04     7/15/03   10/15/02     2/15/02
LAST PRINCIPAL PAYMENT                           4/15/14     3/15/12    6/15/10     9/15/08    4/15/07     2/15/06
PRINCIPAL LOCKOUT (MONTHS)                           149          84         63          49         40          32
PRINCIPAL WINDOW (MONTHS)                             30          70         70          63         55          49
ILLUSTRATIVE YIELD (30/360)                       6.601%      6.594%     6.588%      6.581%     6.573%      6.564%
-------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

                                  BEAR STEARNS

This   information  should  be  considered  only  after  reading  Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                  Exhibit 99.2

                                [OBJECT OMITTED]


BEAR STEARNS                                                     BEAR,STEARNS & CO. INC.
ATLANTA - BOSTON - CHICAGO                                 ASSET-BACKED SECURITIES GROUP
DALLAS - LOS ANGELES - NEW YORK-SAN FRANCISCO                            245 Park Avenue
                                                                    New York, N.Y. 10167
FRANKFORT - GENEVA - HONG KONG                        (212) 272-2000;
                                                      (212) 272-7294 fax
LONDON - PARIS - TOKYO

                      Irwin Home Equity Loan Trust 1999-2
                            COMPUTATIONAL MATERIALS
Fax to:                                                         DATE:   5/5/99
Company:                                         PAGES (incl. cover):       14
Fax No:                                                     PHONE NO:
FROM:                                                       PHONE NO:

           STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
                       ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, agaregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position vou have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


-----------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR, STEARNS & CO. INC.    IRWIN-CONFORMING STRATS                MAY 04, 1999
                                                                    03:50PM EDT
CSU                                                                 PAGE I OF 5




                       STRATIFICATION BY CURRENT BALANCE

                                                                                                Pct. of
                                       Total              Min           Max          Avg        overall
CURRENT BALANCE             Count     CURRENT           CURRENT       CURRENT      CURRENT      CURRENT
                                      BALANCE           BALANCE       BALANCE      BALANCE      BALANCE


   0.01 - 25,000.00          843      17,021,350.06      1,303.21     25,000.00     20,191.40    13.97
 25,000.01 -  50,000.00     1,300     66,684,533.80     25,028.24     50,000.00     37,046.96    54.73
 50,000.01 -  75,000.00       383     24,022,291.30     50,001.00     75,000.00     62,721.39    19.71
75,000.01 -  100,000.00        48      4,139,305.42     75,549.27     99,949.50     86,235.53     3.40
100,000.01 - 100,000.00        18      2,073,551.13    101,570.38    125,000.00    115,197.28     1.70
125,000.01 - 150,000.00        14      1,905,724.68    125,795.30    149,393.07    136,123.19     1.56
150,000.Ol - 175,000.00         6        990,079.09    159,146.54    174,758.35    165,013.18     0.81
175,000.01 - 200,000.00        12      2,209,848.93    178,146.61    194,076.18    184,154.08     1.81
200,000.01 - 225,000.00        10      2,125,656.46    201,163.59    224,860.15    212,565.65     1.74
225,000.01 - 250,000.00         3        678,291.94    225,699.56    226,499.73    226,097.31     0.56
TOTAL                       3,137    121,850,632.81      1,303.21    226,499.73     38,843.05   100.00








                     Stratification by Current, Gross Coupon


                                                         Min           Max         Wtd Avg        Pct. of
                                       Total            CURRENT      CURRENT       CURRENT        overall
CURRENT GROSS COUPON        Count     CURRENT           GROSS         GROSS        GROSS          CURRENT
                                      BALANCE           COUPON       COUPON        COUPON         BALANCE


7.01 - 7.50                   6        469,355.27         7.125         7.500        7.289         0.39
7.51 - 8.00                  18      2,264,639.42         7.875         8.000        7.924         1.86
8.01 - 8.50                  78      6,080,487.84         8.120         8.500        8.300         4.99
8.51 - 9.00                  89      6,017,601.68         8.550         9.000        8.780         4.94
9.01 - 9.50                  80      4,827,356.42         9.050         9.500        9.281         3.96
9.51 - 10.00                109      4,639,792.24         9.550        10.000        9.811         3.81
10.01 - 10.50                88      3,700,647.66        10.050        10.500       10.330         3.04
10.51 - 11.00               137      5,596,663.57        10.550        11.000       10.824         4.59
11.01 - 11.50               145      5,751,242.00        11.050        11.500       11.326         4.72
11.51 - 12.00               253     10,504,487.64        11.550        12.000       11.813         8.62
12.01 - 12.50               247      9,686,018.26        12.050        12.500       12.300         7.95
12.51 - 13.00               319     12,438,914.42        12.550        13.000       12.812        10.21
13.01 - 13.50               272     10,135,180.79        13.100        13.500       13.313         8.32
13.51 - 14.00               393     14,171,872.17        13.530        14.000       13.806        11.63
14.01 - 14.50               279      8,991,710.07        14.050        14.500       14.287         7.38
14.51 - 15.00               288      8,022,532.32        14.550        15.000       14.786         6.58
15.01 - 15.50               128      3,525,860.93        15.100        15.450       15.305         2.89
15.51 - 16.00               132      3,269,736.39        15.650        16.000       15.776         2.68
16.01 - 16.50                62      1,352,048.33        16.150        16.400       16.304         1.11
16.51 - 17.00                11        303,385.39        16.650        16.900       16.870         0.25
17.01 - 17.50                 3        101,100.00        17.400        17.400       17.400         0.08
TOTAL                     3,137    121,850,632.81         7.125        17.400       12.258       100.00




This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-CONFORMING STRATS                MAY 04, 1999
                                                                    03:50PM EDT
CSU                                                                 PAGE 2 OF 5



                         Stratification by Combined LTV

                                                                                 Pct. of
                                  Total          Min.       Max         Wtd. Avg     overall
                                 CURRENT       COMBINED   COMBINED     COMBINED      CURRENT
  COMBINED LTV        Count      BALANCE         LTV       LTV            LTV        BALANCE


  5.0001 - 10.0000       1        21,896.19       8.477     8.477        8.477       0.02
 15.0001 - 20.0000       1        23,901.43      15.572    15.572       15.572       0.02
 20.0001 - 25.0000       1        28,344.67      20.377    20.377       20.377       0.02
 30.0001 - 35.0000       1        59,716.56      34.124    34.124       34.124       0.05
 35.0001 - 40.0000       2        83,883.94      38.299    38.628       38.416       0.07
 40.0001 - 45.0000       2        5l,912.23      40.968    44.791       43.907       0.04
 45.0001 - 50.0000       5       152,469.93      45.109    49.883       47.137       0.13
 50.0001 - 55.0000       7       285,069.81      51.345    54.458       53.027       0.23
 55.0001 - 60.0000       6       282,699.26      55.277    59.091       57.691       0.23
 60.0001 - 65.0000      12       676,101.28      60.168    64.068       62.582       0.55
 65.0001 - 70.0000      10       605,077.61      65.400    69.716       66.375       0.50
 70.0001 - 75.0000      24     1,289,910.14      70.184    74.953       72.617       1.06
 75.0001 - 80.0000      65     2,409,273.68      75.088    79.986       78.722       1.98
 80.0001 - 85.0000      80     4,174,142.34      80.092    85.000       83.852       3.43
 85.0001 - 90.0000     142     6,973,614.19      85.023    90.000       88.837       5.72
 90.0001 - 95.0000     154     6,809,964.12      90.047    95.000       93.668       5.59
 95.0001 -100.0000     383    16,305,245.41      95.104   100.000       99.436      13.38
 100.0001-105.0000     129     4,093,256.00     100.004   105.000      103.376       3.36
 105.0001-110.0000     340    11,350,214.22     105.016   109.976      107.626       9.31
 110.0001-115.0000     424    14,936,955.81     110.061   115.000      112.649      12.26
 115.000l-120.0000     387    14,183,477.46     115.008   120,000      117.451      11.64
 120.0001-125.0000     961    37,053,506.53     120.024   125.000      123.779      30.41
 TOTAL               3,137   121,850,632.81       8.477   125.000      108.506     100.00







                           Stratification by Remaining Term


                                                                                                                 Pct of
                                              Total             Min              Max          Wtd. Avg          overall
                                             CURRENT          REMAINING        REMAINING     REMAINING          CURRENT
REMAINING TERM          Count                BALANCE            TERM             TERM          TERM             BALANCE


61  - 120                 212                   6,416,128.79       79               120          116               5.27
121 - 180               2,637                  94,096,707.71      168               180          177              77.22
181 - 240                  87                   3,607,416.87      236               240          238               2.96
241 - 300                 101                   4,872,292.09      296               300          299               4.00
301 - 360                 100                  12,858,087.35      349               360          356              10.55
TOTAL                   3,137                 121,850,632.81       79               360          199             100.00




This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-CONFORMING STRATS                MAY 04, 1999
                                                                    03:50PM EDT
CSU                                                                 PAGE 3 OF 5



                           Stratification by Original Amort Term


                                                                                                                 Pct of
                                              Total             Min               Max          Wtd. Avg          overall
                                             CURRENT          ORIGINAL         ORIGINAL       ORIGINAL          CURRENT
ORIGINAL TERM           Count                BALANCE            TERM             TERM          TERM             BALANCE


   61- 120                212               6,416,128.79        120               120          120                 5.27
  121- 180              2,637              94,096,707.71        180               180          180                77.22
  181- 240                 87               3,607,416.87        240               240          240                 2.96
  241- 300                101               4,872,292.09        300               300          300                 4.00
  301- 360                100              12,858,087.35        360               360          360                10.55
 TOTAL                  3,137             121,850,632.81        120               360          202               100.00






                        Stratification by Debt to Income

                                                     Min         Max       Wtd Avg     Pct of
                                   Total            DEBT         DEBT       DEBT       overall
                                  CURRENT            TO           TO         TO        CURRENT
DEBT TO INCOME       Count        BALANCE          INCOME       INCOME     INCOME      BALANCE


0.0000 - 5.0000         2         54,906.140       0.000         0.000      0.00         0.05
5.0001 - 10.0000        1         34,203.190       6.200         6.200      6.20         0.03
10.0001- 15.0000        1         31,930.990       12.100       12.100     12.10         0.03
15.0001- 20.0000       15        484,595.750       16.300       19.800     18.14         0.40
20.0001- 25.0000       89      2,773,027.170       20.100       25.000     23.20         2.28



This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-CONFORMING STRATS                MAY 04, 1999
                                                                    03:50PM EDT
CSU                                                                 PAGE 4 OF 5


                        Stratification by Debt to Income

                                                     Min         Max       Wtd Avg     Pct of
                                   Total            DEBT         DEBT       DEBT       overall
                                  CURRENT            TO           TO         TO        CURRENT
DEBT TO INCOME       Count        BALANCE          INCOME       INCOME     INCOME      BALANCE


25.0001 - 30.0000       235        7,856,041.600       25.100      30.000     27.86       6.45
30.0001 - 35.0000       475       16,592,357.360       30.069      35.000     32.83      13.62
35.0001 - 40.0000       627       22,569,245.420       35.014      40.000     37.60      18.52
40.0001 - 45.0000       757       27,796,959.490       40.058      45.000     42.54      22.81
45.0001 - 50.0000       667       30,034,966.460       45.010      50.000     47.63      24.65
50.0001 - 55.0000       261       13,383,136.050       50.003      54.997     52.13      10.98
55.0001 - 60.0000         7          239,263.190       55.200      57.251     55.93       0.20
TOTAL                 3,137      121,850,632.810        0.000      57.251     41.12     100.00




This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-CONFORMING CLASS TABLES           MAY 04, 1999
                                                                    03:50PM EDT
CSU                                                                 PAGE 1 OF 3

                        Classification by Property Type

                                                Pct of       Percent
                                Total           overall         of
                               CURRENT          CURRENT       overall
PROPERTY TYPE       Count      BALANCE          BALANCE       Count

LOW-RISE CONDO       216       7,738,678.06        6.35       6.89
MULTI FAMILY           9         482,032.42        0.40       0.29
NOT FOUND              1          64,600.00        0.05       0.03
PUD                  189       8,350,552.73        6.85       6.02
SF DETACHED         2,722    105,214,769.60       86.35      86.77
TOTAL               3,137    121,850,632.81      100.00    100.00




                          Classification by Occupancy


                                                Pct of       Percent
                                Total           overall         of
                               CURRENT          CURRENT       overall
OCCUPANCY TYPE      Count      BALANCE          BALANCE       Count


 OWNER              3,114     120,760,250.21      99.11         99.27
 SECOND HOME           23       1,090,382.60       0.89          0.73
 TOTAL              3,137     121,850,632.81     100.00        100.00




This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-CONFORMING CLASS TABLES           MAY 04, 1999
                                                                    03:50PM EDT
CSU                                                                 PAGE 2 OF 3





                       Classification by State


                                                 Pct of      Percent
                                   Total         Overall         of
                                  Current        Current       Overall
State               Count         Balance        Balance        count
----------------------------------------------------------------------

Arizona             135        5,347,061.48        4.39          4.30
California          673       29,733,050.45       24.40         21.45
Colorado             60        1,996,964.02        1.64          1.91
Florida             411       15,141,939.25       12.43         13.10
Georgia             118        4,151,151.56        3.41          3.76
Illinois            176        7,209,878.55        5.92          5.61
Kentucky             20          732,196.19        0.60          0.64
Louisiana            37        1,127,695.02        0.93          1.18
Maine                 2           73,700.00        0.06          0.06
Maryland            161        5,765,932.73        4.73          5.13
Massachusetts       101        3,749,661.26        3.08          3.22
Michigan            149        5,655,908.15        4.64          4.75
Minnesota             7          338,944.37        0.28          0.22
Missouri             61        2,046,865.72        1.68          1.94
New Hampshire         2           41,000.00        0.03          0.06
New Jersey          184        7,581,978.25        6.22          5.87
North Carolina       56        1,772,356.59        1.45          1.79
Ohio                228        8,047,754.28        6.60          7.27
Oregon               40        1,743,177.35        1.43          1.28
Pennsylvania         72        2,456,315.30        2.02          2.30
Rhode Island          3           89,188.20        0.07          0.10
South Carolina       33        1,038,789.70        0.85          1.05
Utah                 12          411,104.75        0.34          0.38
Virgina             196        7,053,384.03        5.79          6.25
Washington          168        7,241,351.23        5.94          5.36
Wisconsin            32        1,303,284.38        1.07          1.02
Total             3,137      121,850,632.81      100.00        100.00




                       Classification by Lien Status


                                                 Pct of        Percent
                                   Total         Overall         of
                                  Current        Current       Overall
Lien Position       Count         Balance        Balance        count
------------------------------------------------------------------------------

1                    100        12,858,087.35       10.55         3.19
2                  3,037       108,992,545.46       89.45        96.81
Total              3,137       121,850,632.81      100.00       100.00


                       Classification by Credit Score


                                            Pct of     Percent
                               Total        Overall      of        Wtd. Avg.
                              Current       Current    Overall       FICO
Credit Score1    Count        Balance       Balance     count       Score
----------------------------------------------------------------------------
?                   2         62,507.65       0.05       0.06      696.46
Excellent       2,529    102,060,161.79      83.76      80.62      682.68
Fair               11        329,587.39       0.27       0.35      588.42
Good              170      4,960,496.98       4.07       5.42      614.51
Superior          425     14,437,879.00      11.85      13.55      654.89
Total           3,137    121,850,632.81     100.00     100.00      676.36





This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-CONFORMING CLASS TABLES           MAY 04, 1999
                                                                    03:50PM EDT
CSU                                                                 PAGE 3 OF 3




                       Stratification by Origination Date


                                                                                            Pct. of
                              Total             Min.            Max.          Wtd. Avg.     Overall
                             Current          Current         Current         Current       Current
Issue Date     Count         Balance          Balance         Balance         Balance       Balance

1995              1           24,829.960     24,829.960      24,829.960      24,829.96         0.02
1996              2           56,414.020     26,706.370      29,707.650      28,286.85         0.05
1997              1           28,199.770     28,199.770      28,199.770      28,199.77         0.02
1998          1,306       53,381,918.490      1,303.210     226,499.730      59,177.98        43.81
1999          1,827       68,359,270.570      9,851.850     224,860.150      48,808.72        56.10
Total         3,137      121,850,632.810      1,303.210     226,499.730      53,332.26       100.00









This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-NONCONFORMING STRATS             MAY 04, 1999
                                                                    03:42PM EDT
CSU                                                                 PAGE 1 OF 4



                       STRATIFICATION BY CURRENT BALANCE

                                                                                                Pct of
                                       Total              Min           Max          Avg        overall
CURRENT BALANCE             Count     CURRENT           CURRENT       CURRENT      CURRENT      CURRENT
                                      BALANCE           BALANCE       BALANCE      BALANCE      BALANCE


   0.01 - 25,000.00            18        413,614.23     19,100.00     25,000.00     22,978.57     2.21
 25,000.01 -  50,000.00       129      5,381,735.72     25,492.73     50,000.00     41,718.88    28.82
 50,000.01 -  75,000.00       134      8,771,895.88     50,253.05     75,000.00     65,461.91    46.97
75,000.01 -  100,000.00        40      3,648,221.54     75,400.00    100,000.00     91,205.54    19.53
100,000.01 - 125,000.00         4        460,812.08    112,942.42    119,000.00    115,203.02     2.47
TOTAL                         325     18,676,279.45     19,100.00    119,000.00     57,465.48   100.00







                     Stratification by Current Gross Coupon


                                                         Min           Max         Wtd Avg        Pct of
                                       Total            CURRENT      CURRENT       CURRENT        overall
CURRENT GROSS COUPON        Count     CURRENT           GROSS         GROSS        GROSS          CURRENT
                                      BALANCE           COUPON       COUPON        COUPON         BALANCE


7.51 - 8.00                   2        212,942.42         7.900         7.990        7.942         1.14
8.01 - 8.50                   9        680,980.98         8.400         8.500        8.495         3.65
8.51 - 9.00                  15        996,782.63         8.600         8.900        8.790         5.34
9.01 - 9.50                  11        515,104.91         9.050         9.500        9.363         2.76
9.51 - 10.00                 27      1,640,115.72         9.550        10.000        9.852         8.78
10.01 - 10.50                17      1,078,432.68        10.100        10.500       10.333         5.77
10.51 - 11.00                30      1,686,725.01        10.600        11.000       10.830         9.03
11.01 - 11.50                22      1,091,365.49        11.050        11.500       11.295         5.84
11.51 - 12.00                45      2,692,199.01        11.650        12.000       11.811        14.42
12.01 - 12.50                30      1,893,490.91        12.100        12.400       12.310        10.14
12.51 - 13.00                30      1,679,674.79        12.650        12.950       12.834         8.99
13.01 - 13.50                28      1,414,417.91        13.100        13.400       13.285         7.57
13.51 - 14.00                18        939,369.88        13.600        13.900       13.778         5.03
14.01 - 14.50                16        742,931.27        14.150        14.400       14.238         3.98
14.51 - 15.00                14        788,372.63        14.650        14.900       14.806         4.22
15.01 - 15.50                 6        323,131.71        15.150        15.400       15.307         1.73
15.51 - 16.00                 4        267,899.68        15.650        15.900       15.807         1.43
16.01 - 16.50                 1         32,341.82        16.150        16.150       16.150         0.17
TOTAL                       325     18,676,279.45         7.900        16.150       11.742       100.00








This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-NONCONFORMING STRATS             MAY 04, 1999
                                                                    03:42PM EDT
CSU                                                                 PAGE 2 OF 4







                         Stratification by Combined LTV

                                                                                    Pct. of
                                  Total          Min        Max         Wtd Avg     overall
                                 CURRENT       COMBINED   COMBINED     COMBINED      CURRENT
  COMBINED LTV        Count      BALANCE         LTV       LTV            LTV        BALANCE


 55.0001 - 60.0000       1        53.956.30      57.994    57.994       57.994       0.29
 65.0001 - 70.0000       1        24.960.27      69.417    69.417       69.417       0.13
 70.0001 - 75.0000       6       373,983.41      70.957    74.900       72.986       2.00
 75.0001 - 80.0000      12       799,102.60      76.559    79.988       78.881       4.28
 80.0001 - 85.0000      15       813,075.03      80.274    84.991       82.893       4.35
 85.0001 - 90.0000      35     1,799,165.65      85.721    90.000       89.030       9.63
 90.0001 - 95.0000      28     1,623,081.15      90.220    95.000       93.429       8.69
 95.0001 -100.0000      86     5,083,375.63      95.045   100.000       99.223      27.22
 100.0001-105.0000      25     1,181,929.21     101.485   104.873      103.364       6.33
 105.0001-110.0000      34     1,700,586.10     105.259   109.852      107.084       9.11
 110.0001-115.0000      31     1,936,224.10     110.201   114.950      112.355      10.37
 115.000l-120.0000      23     1,390,053.00     115.050   119.798      117.071       7.44
 120.0001-125,0000      28     1,896,787.00     120.288   125.000      123.079      10.16
 TOTAL                 325    18,676,279.45      57.994   125.000      101.563     100.00







                           Stratification by Remaining Term


                                                                                                                 Pct of
                                              Total             Min              Max          Wtd Avg           overall
                                             CURRENT          REMAINING        REMAINING     REMAINING          CURRENT
REMAINING TERM          Count                BALANCE            TERM             TERM          TERM             BALANCE


61  - 120                  16                     709,855.81      115               120          118               3.80
121 - 18O                 283                  16,182,419.71      169               180          178              86.65
181 - 240                  11                     680,869.38      237               240          238               3.65
241 - 300                  15                   1,103,134.55      296               300          299               5.91
TOTAL                     325                  18,676,279.45      115               300          185             100.00






                           Stratification by Original Amort Term


                                                                                                                 Pct of
                                              Total             Min               Max          Wtd Avg          overall
                                             CURRENT          ORIGINAL         ORIGINAL       ORIGINAL          CURRENT
0RIGINAL TERM           Count                BALANCE            TERM             TERM          TERM             BALANCE


   61- 120                 16                 709,855.81        120               120          120                 3.80
  121- 18O                283              16,182,419.71        180               180          180                86.65
  181- 240                 11                 680,869.38        240               240          240                 3.65
  241- 300                 15               1,103,134.55        300               300          300                 5.91
 TOTAL                    325              18,676,279.45        120               300          187               100.00



BEAR, STEARNS & CO. INC.    IRWIN-NONCONFORMING STRATS             MAY 04, 1999
                                                                    03:42PM EDT
CSU                                                                 PAGE 3 OF 4



                                  Stratfication by Debt to Income



                                                                                          Pct of
                                    Total            Min         Max         Wtd Avg      Overall
                                   CURRENT         DEBT TO       DEBT TO     DEBT TO      CURRENT
DEBT TO INCOME      Count          BALANCE         INCOME        INCOME      INCOME       BALANCE

10.0001 - 15.000      1           73,149.230        13.400       13.400       13.40         0.39
20.0001 - 25.000      7          373,394.620        20.400       24.900       22.89         2.00
25.0001 - 30.000     11          595,935.890        25.177       29.600       27.14         3.19
30.0001 - 35.000     33        1,696,664.100        30.400       34.953       32.93         9.08
35.0001 - 40.000     66        3,935,844.330        35.200       40.000       37.70        21.07
35.0001 - 45.000     70        3,994,593.370        40.400       45.000       42.64        21.39
40.0001 - 50.000     72        4,106,586.510        45.200       50.000       48.12        21.99
50.0001 - 55.000     65        3,900,211.400        50.100       54.989       52.68        20.88
TOTAL               325       18,676,279.450        13.400       54.989       43.01       100.00









This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-NONCONFORMING CLASS TABLES      MAY 04, 1999
                                                                    03:42PM EDT
CSU                                                                 PAGE 1 OF 3




                       Classification by Property Type


                                                   Pct of         Percent
                                      Total        overall          of
                                     CURRENT       CURRENT        Overall
PROPERTY TYPE       Count            BALANCE       BALANCE         Count
-------------------------------------------------------------------------

LOW-RISE CONDO         7            369,679.95        1.98          2.15
MULTI FAMILIY          1             24,810.98        0.13          0.31
PUD                   50          3,317,931.62       17.78         15.38
SF DETACHED          267         14,962,056.90       80.11         82.15
TOTAL                325         18,676,279.45      100.00        100.00




                       Classification by Occupancy


                                                   Pct of         Percent
                                     Total         overall          of
                                    CURRENT        CURRENT        Overall
OCCUPANCY TYPE      Count           BALANCE        BALANCE         count
-------------------------------------------------------------------------

OWNER               324          18,641,279.45       99.81         99.69
SECOND HOME           1              35,000.00        0.19          0.31
TOTAL               325          18,676,279.45      100.00        100.00







BEAR, STEARNS & CO. INC.    IRWIN-NONCONFORMING CLASS TABLES       MAY 04, 1999
                                                                    03:42PM EDT
CSU                                                                 PAGE 2 OF 3



                       Classification by State


                                                 Pct of        Percent
                                   Total         overall         of
                                  CURRENT        CURRENT       overall
State               Count         BALANCE        BALANCE        Count
----------------------------------------------------------------------

Arizona              10          613,326.92        3.28          3.08
California          163        9,187,660.38       49.19         50.15
Colorado              4          243,577.02        1.30          1.23
Florida              12          838,772.71        4.49          3.69
Georgia              10          633,397.03        3.39          3.08
Illinois              9          507,145.66        2.72          2.77
Kentucky              1           74,229.47        0.40          0.31
Louisiana             1           74,106.63        0.40          0.31
Maryland             16          923,992.79        4.95          4.92
Massachusetts        14          751,696.55        4.02          4.31
Michigan             13          669,642.07        3.59          4.00
Minnsota              1           75,000.00        0.40          0.31
Missouri              4          238,778.32        1.28          1.23
New Jersey           22        1,301,402.06        6.97          6.77
North Carolina        6          260,474.95        1.39          1.85
Ohio                  5          294,578.66        1.58          1.54
Pennsylivania         2          126,200.00        0.68          0.62
South Carolina        2          117,169.83        0.63          0.62
Utah                  4          137,822.53        0.74          1.23
Virgina              16        1,038,065.74        5.56          4.92
Washington            7          401,513.63        2.15          2.15
Wisconsin             3          167,726.50        0.90          0.92
Total               325       18,676,279.45      100.00        100.00




                       Classification by Lien Status


                                                 Pct of        Percent
                                   Total         overall         of
                                  CURRENT        CURRENT       overall
LIEN POSITION       Count         BALANCE        BALANCE        count
------------------------------------------------------------------------------

2                    325        18,676,279.45      100.00       100.00
Total                325        18,676,279.45      100.00       100.00


                       Classification by Lien Status


                                            Pct of     Percent
                               Total        overall      of        Wtd. Avg.
                              CURRENT       CURRENT    overall       FICO
CREDIT SCORE     Count        BALANCE       BALANCE     count       SCORE
----------------------------------------------------------------------------
Excellent         296     17,039,541.47      91.24      91.08      661.51
Good                8        369,227.30       1.98       2.45      614.42
superior           21      1,267,510.68       6.79       6,46      612.37
Total             325     18,676,279.45     100.00     100.00      657.24








This  report  does not   constitute  a  bid or offer  by any  person   for  any
security  or an  undertaking  by any person to provide or accept any such bid or offer.  Each  investor  must  determine  for itself the  appropriateness  of any transaction  in  securities,  including any related  legal,  tax and  accounting considerations,  and no  recommendation  is made  herein as to any  security  or transaction. No assurance is given (x) as to the occuracy or completeness of any of the  information  set forth  herein,  or (y) that the  prices  indicated  (i)
constitute  prices  at which the  securities  listed  could  have been or may be purchased  or sold in any market,  (ii) have been  confirmed  by actual  trades,
(iii)  reflects  the value Bear  Stearns  assigns to any  security  while in its inventory,  or (iv) take into account the size of any position in the securities listed.  Spreads  between  bid and offer  prices may vary  significantly  due to market volatility or illiquidity.  All prices and other information  relating to any security are subject to change without notice.  Bear, Stearns & Co. Inc. and
its  affiliates   and   associated   persons  may  have  positions  and  conduct
transactions in the securities  covered by this report, and may solicit business from  and  perform  services  for  the  issuers  of  such  securities  or  their affiliates.

BEAR, STEARNS & CO. INC.    IRWIN-NONCONFORMING CLASS TABLES       MAY 04, 1999
                                                                    03:42PM EDT
CSU                                                                 PAGE 3 OF 3


                                                                                            Pct. of
                              Total             Min.            Max.          Wtd. Avg.     Overall
                             CURRENT          CURRENT         CURRENT         CURRENT       CURRENT
ISSUE DATE     Count         BALANCE          BALANCE         BALANCE         BALANCE       BALANCE

1998             95        5,279,056,900     19,549,150      98,970.080      60,929.51        28.27
1999            230       13,397,222.550     19,100,000     119,000,000      66,582.42        71.73
Total           325       18,676,279,450     19,100,000     119,000,000      64,984.57       100.00










This  report  does not   constitute  a  bid or offer  by any  person   for  any
security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the occuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades,
(iii) reflects the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.